THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

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NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE LIFE (DATED MAY 1, 2019)

VARIABLE COMPLIFE® (DATED MAY 1, 2019)

VARIABLE JOINT LIFE (DATED MAY 1, 2019)

VARIABLE EXECUTIVE LIFE (DATED MAY 1, 2019)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE UNIVERSAL LIFE PLUS (DATED NOVEMBER 11, 2019)

EXECUTIVE VARIABLE UNIVERSAL LIFE – II (DATED NOVEMBER 11, 2019)

VARIABLE UNIVERSAL LIFE PLUS – NY (DATED JANUARY 1, 2020)

CUSTOM VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2019) EXECUTIVE VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2019) SURVIVORSHIP VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2019)

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This Supplement amends certain information contained in the Prospectuses referenced above.

The following language is hereby added as a second paragraph to the "Information about the Policy – Grace Period" section of the Variable Life and Variable CompLife® Prospectuses":

Please note that in recognition of the possible financial challenges posed by the current public health (coronavirus COVID-19) crisis, if your Policy enters its grace period between March 1, 2020 and June 1, 2020, the grace period will be 60 days (or longer if mandated by your state) even if the terms of your Policy has a shorter period. Additional extensions of your Policy's grace period may apply in the future but are not guaranteed.

For all Prospectuses, the section titled "Cybersecurity" is hereby replaced in its entirety with the following:

Cybersecurity & Certain Business Continuity Risks

The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber- attacks may interfere with our processing of contract transactions (including the processing of orders through our website, if available, or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics (such as coronavirus COVID-19), may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pickup and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Policy due to a disaster or other catastrophe.

This Supplement is dated April 3, 2020.